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                                  EXHIBIT 10
                   NUTRAMAX PRODUCTS, INC. AND SUBSIDIARIES
    AMENDMENT, DATED AUGUST 7, 1998, TO THE STOCK PURCHASE AGREEMENT DATED
     AUGUST 12, 1997 BY AND BETWEEN NUTRAMAX PRODUCTS, INC. AND CAPE ANN
                               INVESTORS, L.L.C.



          AMENDMENT (this "Amendment"), dated as of August 7, 1998, to the Stock
                           ---------
Purchase Agreement (the "Stock Purchase Agreement") dated as of August 12, 1997,
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as previously amended, by and between NutraMax Products, Inc., a Delaware corporation (the "Company"), and Cape Ann Investors, L.L.C., a Delaware limited
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liability company (the "Purchaser").  All capitalized terms used in this
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Amendment and not otherwise defined herein shall have the meanings set forth in the Stock Purchase Agreement.

          1. The first sentence of Section 5.6(b) of the Stock Purchase Agreement is hereby amended to read in its entirety as follows: "Each of the Stockholders hereby jointly and severally covenants and agrees that from and after the date hereof none of the Stockholders or their Affiliates will, without the prior written consent of the Company specifically expressed in a vote adopted after the Closing by the Board, directly or indirectly, purchase or cause to be purchased or otherwise acquire (other than pursuant to a stock split, stock dividend or similar transaction) or agree to acquire, or become or agree to become the beneficial owner of, any additional Stock, except that the Stockholders and their Affiliates may purchase shares of Common Stock (A) pursuant to Section 2.2 of the Agreement between the Company and Purchaser, dated as of October 14, 1997 (the "October Agreement"), (B) upon exercise of
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some or all of the warrants granted pursuant to the October Agreement (the

"Warrants"), (C) from time to time, in the open market or in privately
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negotiated transactions, up to an aggregate of 245,000 shares of Common Stock, and (D) from time to time, in the open market or in privately negotiated transactions, up to an aggregate number of shares of Common Stock which, when added to the Shares of Common Stock then owned by the Stockholders and their Affiliates, would result in the Stockholders owning no more than the highest percentage of voting securities of the Company held by the Stockholders and their Affiliates immediately following any purchase permitted by clauses (A),
(B) or (C) above.

          2. Notwithstanding anything in the Stock Purchase Agreement to the contrary, any member of the Advisory Board of Chilmark who acquired shares of Common Stock from Purchaser on September 18, 1997 in accordance with the Stock Purchase Agreement may, from time to time, in the open market or privately negotiated transactions, purchase up to an aggregate number of shares of Common Stock equal to 50% of the number of shares so acquired from Chilmark.

          3. Except as expressly provided herein, the Stock Purchase Agreement shall remain in full force and effect.
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          IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Amendment as of the date first above written.


                                 NUTRAMAX PRODUCTS, INC.


                                 By: /s/ Donald E. Lepone
                                     --------------------
                                     Name:  Donald E. Lepone
                                     Title:  President/CEO


                                 CAPE ANN INVESTORS, L.L.C.


                                 By: Chilmark Fund II, L.P., its Managing
                                     Member


                                 By: Chilmark II, L.L.C., its General Partner


                                 By: /s/ David Schulte
                                     -----------------
                                     Name:  David Schulte
                                     Title:  President